    As filed with the Securities and Exchange Commission on January 10, 2000
                              Registration No. 333-
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        AMERICA WEST HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                                          86-0847214
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                           111 WEST RIO SALADO PARKWAY
                              TEMPE, ARIZONA 85281
                    (Address of principal executive offices)


                                  AMERICA WEST
                           1994 INCENTIVE EQUITY PLAN
                            (Full title of the plans)

                               Stephen L. Johnson
                        America West Holdings Corporation
                           111 West Rio Salado Parkway
                              Tempe, Arizona 85281
                                 (602) 693-0800
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                   Copies to:
                            Samuel M. Livermore, Esq.
                               Cooley Godward LLP
                         One Maritime Plaza, 20th Floor
                          San Francisco, CA 94111-3580
                                 (415) 693-2000
                               Fax (415) 951-3699


                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------------
                                                              PROPOSED MAXIMUM            PROPOSED MAXIMUM
      TITLE OF SECURITIES                                         OFFERING                    AGGREGATE               AMOUNT OF
       TO BE REGISTERED            AMOUNT TO BE REGISTERED     PRICE PER SHARE (1)         OFFERING PRICE (1)      REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
CLASS B COMMON STOCK, PAR VALUE       1,500,000 SHARES         $20.50                      $30,750,000              $8,118
        $0.01 PER SHARE
------------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Company's Common Stock of America West Holdings Corporation (the "Company") as reported on the New York Stock Exchange on January 4, 2000 for shares available for grant pursuant to the Plan, pursuant to Rule 457(c) under the Act.

                           INCORPORATION BY REFERENCE


         The contents of Registration Statement on Form S-8 No. 33-60555 originally filed with the Securities and Exchange Commission (the "SEC") on June 23, 1995, as amended by Post-Effective Amendment No. 1 as filed with the SEC on January 2, 1997, and the contents of Registration Statement on Form S-8 No. 33-26935 originally filed with the Securities and Exchange Commission on May 12, 1997, as amended by Post-Effective Amendment No. 1 as filed with the Securities and Exchange Commission on January 10, 2000,are incorporated by reference herein.

         An amendment to the 1994 Incentive Equity Plan (the "Plan"), approved by the Board in April 1999 and approved by the stockholders in May 1999, increased the number of shares of the Company's Class B Common Stock authorized for issuance under the Plan from 7,500,000 shares to 9,000,000 shares.

                                    EXHIBITS

EXHIBIT
NUMBER
------
     5.1       Opinion of Cooley Godward LLP
    23.1       Consent of KPMG LLP
    23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
               Registration Statement
    24.1       Power of Attorney is contained on the signature pages


                                       1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on December 31, 1999.

                                              AMERICA WEST HOLDINGS CORPORATION



                                              By: /s/ William A. Franke
                                                 _______________________________
                                                 William A. Franke
                                                 Chairman of the Board and
                                                 Chief Executive Officer



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, jointly and severally, William A. Franke, W. Douglas Parker, Stephen L. Johnson, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, including as an individual or as an officer or director authorized to act on behalf of an entity, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                            TITLE                                 DATE
_________                                            _____                                 ____
                                                     Chairman of the Board of Directors
                                                     and Director, President and Chief     December 31, 1999
/s/ William A. Franke                                Executive Officer (Principal
___________________________________                  Executive Officer)
William A. Franke
                                                     Executive Vice President, Corporate
                                                     Group (Principal Financial Officer
/s/ W. Douglas Parker                                and Principal Accounting Officer)     December 31, 1999
___________________________________                  and Director
W. Douglas Parker

/s/ John L. Goolsby
___________________________________                  Director                              December 31, 1999
John L. Goolsby

/s/ Walter T. Klenz
___________________________________                  Director                              December  31, 1999
Walter T. Klenz

                                       2.

/s/ Marie L. Knowles
___________________________________                  Director                              December 31, 1999
Marie L. Knowles


/s/ Richard C. Kraemer
___________________________________                  Director                              December 31, 1999
Richard C. Kraemer


/s/ Robert J. Miller
___________________________________                  Director                              December 31, 1999
Robert J. Miller


/s/ Gilbert D. Mook
___________________________________                  Director                              December 31, 1999
Gilbert D. Mook


/s/ Denise M. O'Leary
___________________________________                  Director                              December 31, 1999
Denise M. O'Leary


/s/ Richard P. Schifter
___________________________________                  Director                              December 31, 1999
Richard P. Schifter


/s/ Jeffrey A. Shaw
___________________________________                  Director                              December 31, 1999
Jeffrey A. Shaw


/s/ John F. Tierney
___________________________________                  Director                              December 31, 1999
John F. Tierney

                                       3.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
------
     5.1       Opinion of Cooley Godward LLP
    23.1       Consent of KPMG LLP
    23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
               Registration Statement
    24.1       Power of Attorney is contained on the signature pages

                                       4.